UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2015

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15 Mountain View Road Warren, New Jersey		07059
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	2015 Annual Incentive Compensation Award Criterion. As disclosed in a Current Report on Form 8-K filed on March 3, 2015, on February 25, 2015, the Organization & Compensation Committee (the “Compensation Committee”) of The Chubb Corporation (“Chubb”) determined that the performance goal to be used for calculating 2015 annual incentive compensation awards under The Chubb Corporation Annual Incentive Compensation Plan (2011) (the “2015 Awards”) would be Chubb’s 2015 operating income, subject to adjustments (i) to account for the reduction in investment income attributable to Chubb’s repurchase of shares of common stock and (ii) to limit the impact of catastrophes to within specific minimum and maximum levels. Operating income, as used by Chubb, means net income excluding after-tax realized investment gains and losses.

In light of the planned merger of Chubb with ACE Limited (“ACE”), which is expected to close early in the first quarter of 2016, the Compensation Committee on December 17, 2015 calculated the 2015 Awards based on adjusted operating income (as defined below) for the first nine months of 2015, annualized to reflect twelve months of performance (as permitted under the merger agreement with ACE). Adjusted operating income consisted of operating income adjusted (i) to account for the reduction in investment income attributable to Chubb’s repurchase of shares of its common stock during the first two quarters of 2015 and (ii) to exclude certain costs related to the planned merger with ACE. Since the impact of catastrophes during the first nine months of 2015 was above the minimum level, and below the maximum level, that had been previously specified, no adjustment of operating income was made for catastrophes.

Forms of Performance Unit Award Agreement and Restricted Stock Unit Agreement. The Compensation Committee also approved on December 17, 2015 forms of performance unit award agreement and restricted stock unit agreement under The Chubb Corporation Long-Term Incentive Plan (2014). The forms of performance unit award agreement and restricted stock unit agreement approved are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2014)

10.2	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Incentive Plan (2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: December 21, 2015	By:	/s/ Maureen A. Brundage
		Name:	Maureen A. Brundage
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

FILED ON DECEMBER 21, 2015

Exhibit No.	Description

10.1	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2014)

10.2	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Incentive Plan (2014)

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